EXHIBIT 10.7

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AMENDED AND RESTATED

AMENDMENT NO. 6 TO LICENSE AGREEMENT

This Amended and Restated Amendment No. 6 (this “Restated Amendment No. 6”) is made as of the 24th day of February, 2009, by and between STANDARD & POOR’S FINANCIAL SERVICES LLC (“S&P”), a Delaware limited liability company having an office at 55 Water Street, New York, New York 10041, a wholly-owned subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), and the CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”), a Delaware corporation having an office at 400 South LaSalle, Chicago, Illinois 60605.  This Restated Amendment No. 6 amends and restates Amendment No. 6 dated as of September 2, 2003 (“Original Amendment No. 6”) to the Restated License Agreement effective as of November 1, 1994 between Standard & Poor’s, a division of McGraw-Hill, and CBOE, as previously amended by Amendment No. 1 thereto dated January 15, 1995, Amendment No. 2 thereto dated April 1, 1998, Amendment No. 3 thereto dated July 28, 2000, Amendment No. 4 thereto dated October 27, 2000, Amendment No. 5 thereto dated as of March 1, 2003, Original Amendment No. 6, Amendment No. 7 thereto dated as of March 1, 2004 (“Original Amendment No. 7”), Amendment No. 8 thereto dated as of January 9, 2005 and Amendment No. 9 thereto dated as of April 23, 2007 (“Amendment No. 9”).  Immediately after entering into this Restated Amendment No. 6, CBOE and S&P are also entering into a Restated Amendment No. 7 to such Restated License Agreement (“Restated Amendment No. 7,” and such Restated License Agreement together with all such Amendments including Restated Amendment

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

No. 7 and this Restated Amendment No. 6 referred to herein collectively as the “License Agreement”).

W I T N E S S E T H:

WHEREAS, S&P is a successor-in-interest to the former Standard & Poor’s division of McGraw-Hill (the “Predecessor”).

WHEREAS, S&P compiles, calculates, maintains, and owns rights in and to composite stock price indexes known as the S&P 500 Index and the S&P 100 Index (each, an “Underlying S&P Index,” such term further defined in Addendum No. 1 attached to this Restated Amendment No. 6 (“Addendum No. 1”)); and

WHEREAS, in Original Amendment No. 6 CBOE and Standard & Poor’s established terms with respect to Volatility Indexes, Variance Indicators and BuyWrite Indexes (each such term defined in Original Amendment No. 6 and this Restated Amendment No. 6) that are or are to be calculated utilizing values of an Underlying S&P Index and/or financial interests based on an Underlying S&P Index (such indexes sometimes referred to in this Restated Amendment No. 6 as “Amendment No. 6 Indexes,” such term further defined in Addendum No. 1); and

WHEREAS, the parties desire to confirm the assignment of the License Agreement by the Predecessor to S&P and to amend and restate the terms of Original Amendment No. 6 as hereinafter provided, without changing the scope of the rights granted to CBOE in Original Amendment No. 6 with respect to the use of S&P indexes in connection with Futures Contracts and Options on Futures Contracts (each as defined in this Restated Amendment No. 6) based on Amendment No. 6 Indexes.

NOW, THEREFORE, the parties hereto agree as follows:

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1.             Pursuant to paragraph 16(a) of the License Agreement, CBOE hereby confirms and agrees to the assignment of the License Agreement by the Predecessor to S&P.

2.             The parties affirm that Section 5 of Amendment No. 4 is agreed to be of no further force and effect (because it was terminated and agreed to be of no further force and effect in Original Amendment No. 6).

3.             The parties affirm the amendment of Section 5 of the License Agreement in Original Amendment No. 6 by the addition of the following paragraph thereto as paragraph 5(h):

(h)           During the term of this Agreement and for a period of one (1) year after its termination, S&P and CBOE shall each have the right, during normal business hours and upon reasonable notice to the other party, to audit on a confidential basis the relevant books and records of the other party to determine that any fees due to it have been accurately determined. The costs of such audit shall be borne by the auditing party unless it determines that it has been underpaid by five percent (5%) or more; in such case, costs of the audit shall be paid by the audited party.

4.             The parties hereby amend paragraph 10(b) of the License Agreement (as previously amended in Section 10 of Original Amendment No. 6) to read in its entirety as follows:

(b)           In the event S&P is notified by CBOE or otherwise becomes aware that the S&P Marks or S&P Indexes are to be, or have been, used by any person without the prior written consent of S&P in a manner inconsistent with the terms of (i) the exclusive license granted to CBOE in Section 3(a) above and such use involves (x) trading on an Organized Securities Market in North America, or (y) trading outside of North America that has or may reasonably be expected to have a material adverse impact upon the benefits derived by CBOE from such license, or (ii) the exclusive licenses granted to CBOE in Section 3(f) above and such use has or may reasonably be expected to have a materially adverse impact on the benefits derived by CBOE from such licenses, or (iii) Section 2(b)(iii) of Addendum No. 1 to this Agreement and such use has or may reasonably be expected to have a materially adverse impact on the benefits derived by CBOE

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Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

from such license, S&P shall use its best efforts to terminate such use of the S&P Marks or S&P Indexes, including, but not limited to, initiating litigation against such person.  The costs of such litigation shall be [*confidential treatment requested/material filed separately*] unless and until such costs incurred in any calendar year for all litigation brought pursuant to this Section 10(b) amounts to [*confidential treatment requested/material filed separately*]% of S&P’s total gross license fees collected under Section 5 of this Agreement and Addendum No. 1 to this Agreement for the prior calendar year.  Once such costs borne by S&P reach this level, each such matter in litigation will be continued by S&P upon the written request of CBOE, which request shall obligate CBOE to pay [*confidential treatment requested/material filed separately*]% of additional expenses related to that litigation reasonably in that year.  Notwithstanding the allocation of the costs of any such litigation, and notwithstanding that S&P agrees to consult with CBOE concerning the conduct and settlement of such litigation, the conduct of such litigation, including the choice of counsel and any settlement thereof shall remain in the sole control of S&P.

5.             The parties hereby amend Section 16 of the License Agreement by adding the following phrase at the end of paragraph 16(a):

, provided that S&P may assign this Agreement to any entity that controls, is controlled by or is under common control with S&P (including any partnership or other entity that controls, is controlled by, or is under common control with The McGraw-Hill Companies, Inc.) to which it is transferring the rights to grant licenses to the S&P 500, and CBOE may assign this Agreement to any entity that controls, is controlled by or is under common control with CBOE to which it is transferring its business of providing a market for the trading of Standardized Options Contracts.

6.             The parties hereby amend Section 16 of the License Agreement by adding the following sentence as the final sentence of paragraph 16(b):

Nothing in this Agreement, express or implied, is intended to or shall confer on any person other than the parties hereto, and their respective affiliates, respective related persons expressly referred to in Section 15 and respective permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

7.             The parties hereby amend paragraph 16(d) of the License Agreement to read in its entirety as follows:

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(d)           All notices and other communications under this Agreement shall be in writing and may be sent by email or fax or delivered by courier service or mail to the addresses set forth below; provided, if sent by email or fax, that the notice shall be deemed to have been received only upon receipt by the sending party of an acknowledgment of receipt; if sent by courier, that the notice shall be deemed to have been received when signed for as shown in the records of the courier service; and, if sent by mail, that the notice shall be sent postage prepaid by registered or certified mail, return receipt requested and shall be deemed to have been received five (5) days after mailing.  Any such notice shall be sent to the following addresses of the other party or such other addresses as either party shall specify by a written notice to the other.

Notice to S&P:	Standard & Poor’s Financial Services LLC
Attn: Robert Shakotko
55 Water Street
New York, New York 10041-0003
Email: robert_shakotko@standardandpoors.com
Fax: (212) 438-1997

With a copy to:	The McGraw-Hill Companies, Inc.
Attn: General Counsel
1221 Avenue of the Americas
New York, New York 10020
Email: kenneth_vittor@mcgraw-hill.com
Fax: (212) 512-3997

Notice to CBOE:	Chicago Board Options Exchange, Incorporated
Attn: Richard G. DuFour
400 South LaSalle
Chicago, Illinois 60605
Email: dufour@cboe.com
Fax: (312) 786-7407

With a copy to:	Chicago Board Options Exchange, Incorporated
Attn: General Counsel
400 South LaSalle
Chicago, Illinois 60605
Email: mofficj@cboe.com
Fax: (312) 786-7919

8.             The parties hereby amend Section 16 of the License Agreement by adding the following paragraph thereto as paragraph 16(i):

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Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(i)        Addendum No. 1 attached hereto (“Addendum No. 1”) and Addendum No. 2 attached hereto (“Addendum No. 2”) are hereby incorporated in this Agreement by this reference.

9.             This Restated Amendment No. 6 supersedes Original Amendment No. 6 in its entirety.

10.           This Restated Amendment No. 6 supersedes Section 6 of Original Amendment No. 7 in its entirety.

11.           The parties affirm that Amendment No. 9 (which amended Original Amendment No. 6) has been terminated in its entirety.  (Amendment No. 9 is terminated by, and its subject matter is addressed in, that certain Derivative Index License Agreement which CBOE and S&P are entering into contemporaneously with entering into this Restated Amendment No. 6.)

12.           All other terms of the License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Restated Amendment No. 6 to be executed as of the effective date set forth above.

CHICAGO BOARD OPTIONS		STANDARD & POOR’S
EXCHANGE, INCORPORATED		FINANCIAL SERVICES LLC

BY:	/s/ Richard D. DuFour	BY:	/s/ Alexander J. Matturri

TITLE:	Executive Vice President	TITLE:	Senior Managing Director

DATE:	February 24, 2009	DATE:	March 10, 2009

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Addendum #1 to License Agreement

(Volatility Index, Variance Indicator and BuyWrite Index)

Purpose of Addendum No. 1.  The purpose of this Addendum  No. 1 (“Addendum No. 1”) to the License Agreement is to establish terms upon which: (a) CBOE may (i) use the S&P 500 Index and the S&P 100 Index (collectively, the “Underlying S&P Indexes”) and/or financial interests based on an Underlying S&P Index among the inputs to derive, maintain, publish, calculate and disseminate Volatility Indexes, Variance Indicators and BuyWrite Indexes (each as defined below and collectively referred to herein as “Amendment No. 6 Indexes”), (ii) use the Amendment No. 6 Indexes in connection with the creation, issuance, sale, listing and trading of certain “Products” (as defined below), and (iii) use certain related trademarks proprietary to S&P in connection with such Amendment No. 6 Indexes and such Products; and (b) S&P may (i) also derive, maintain, publish, calculate and disseminate Amendment No. 6 Indexes, and (ii) grant licenses to third parties to use Amendment No. 6 Indexes as the basis for certain Products and to use certain CBOE Marks in connection with such Amendment No. 6 Indexes and such Products.

1.             Definitions.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto elsewhere in the License Agreement.  For purposes of this Addendum No. 1, in addition to terms defined elsewhere in this Addendum No. 1, the following definitions shall apply:

(a)           “Volatility Index” means an index consisting of a series over time of implied or expected volatility values, which index uses as input for its calculation, among other values, one or more of the following values: the value of one or more Standardized

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

Options Contracts based on an Underlying S&P Index, the value of another financial interest based on an Underlying S&P Index, or the value of an Underlying S&P Index.

(b)           “Variance Indicator” means a series over time of realized or implied variance values, which series uses as input for its calculation, among other values, one or more of the following values: the value of one or more Standardized Options Contracts based on an Underlying S&P Index, the value of another financial interest based on an Underlying S&P Index, or the value of an Underlying S&P Index.

(c)           “BuyWrite Index” means an index designed to reflect the return on a hypothetical portfolio consisting of a long position in the stocks in an Underlying S&P Index and a short position in a call Standardized Option Contract or other financial interest based on that Underlying S&P Index.

(d)           “CBOE Amendment No. 6 Index” means an Amendment No. 6 Index (i) which is compiled by, and the methodology or product construction of which is developed by or for, CBOE or an Affiliate of CBOE (unless such Amendment No. 6 Index constitutes an S&P Amendment No. 6 Index pursuant to clause 1(e)(ii)); and/or (ii) that the parties agree will be a CBOE Amendment No. 6 Index.  CBOE Amendment No. 6 Indexes as of February 24, 2009 are identified in Part 1 of Exhibit B to this Addendum No. 1.

(e)           “S&P Amendment No. 6 Index” means an Amendment No. 6 Index (i) which is complied by, and the methodology or product construction of which is developed by or for, S&P or an Affiliate of S&P (unless such Amendment No. 6 Index constitutes a CBOE Amendment No. 6 Index pursuant to clause 1(d)(ii); and/or (ii) that the parties agree will be an S&P Amendment No. 6 Index.  S&P Amendment No. 6 Indexes may be identified in Part 2 of Exhibit B to this Addendum No. 1.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(f)            “CBOE’s Markets” means CBOE’s current market for Standardized Option Contracts and other exchange-traded securities products and also means any market for the trading of exchange-traded futures and options on futures and/or securities that CBOE or an Affiliate of CBOE may operate in the future.

(g)           “Affiliate of CBOE” means an entity that controls, is controlled by, or is under common control with CBOE or that has an initial membership that is substantially the same as CBOE’s membership.  Without limiting the generality of the foregoing, the term “Affiliate of CBOE” includes CBOE Futures Exchange, LLC and CBOE Stock Exchange, LLC.  For purposes of this definition and the definition of “Affiliate of S&P,” the term “control” and the related terms “controlled by” and “under common control with” means, with respect to the relationship between or among two or more entities, the possession, directly or indirectly, of more than fifty percent (50%) of the voting securities of an entity.

(h)           “Affiliate of S&P” means a division of McGraw-Hill or an entity that controls, is controlled by, or is under common control with McGraw-Hill.

(i)            “Product” means any investment product of any kind or character whatsoever (whether or not exchange-traded) the value of which is based on any of the Amendment No. 6 Indexes.

(j)            “Category I Product” means any Product described in Part A of Exhibit A to this Addendum No. 1.

(k)           “Category II Product” means any Product described in Part B of Exhibit A to this Addendum No. 1.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(l)            “Category III Product” means any Product described in Part C of Exhibit A to this Addendum No. 1.

(m)          “Category IV Product means any Product described in Part D of Exhibit A to this Addendum No. 1.

(n)           “Competing Index” means: (i) an index consisting of a series over time of implied or expected volatility values, which index uses as input for its calculation, among other values, one or more values of or derived from another index that measures the segment of the market that is also measured by the Underlying S&P Indexes or prices of, or values derived from prices of, a Standardized Options Contract based on an such an index; or (ii) a series over time of realized or implied variance values, which series uses as input for its calculation, among other values, one or more values of or derived from another index that measures the segment of the market that is also measured by the Underlying S&P Indexes or prices of, or values derived from prices of, a Standardized Options Contract based on an such an index.

(o)           “S&P Amendment No. 6 Marks” means the S&P trademarks “Standard & Poor’s”, “S&P”, “S&P 500” and “S&P 100” and any other trademark that the parties hereafter agree in writing shall constitute an Amendment No. 6 S&P Mark for purposes of this Addendum No. 1.

(p)           “CBOE Amendment No. 6 Marks” means “CBOE®,” “VIX®,” “BXM™,” “BuyWrite Index™,” “VXO®,” “VXV®,” and any other trademark that the parties hereafter agree in writing shall constitute a CBOE Amendment No. 6 Mark for purposes of this Addendum No. 1.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(q)           “CFTC” means the Commodity Futures Trading Commission, as from time to time constituted or, if at any time after September 2, 2003 such Commission is not existing and performing the duties assigned to it under the Commodity Exchange Act, as amended, then the body performing such duties at such time.

(r)            “Futures Contracts” means: (1) all instruments: (A) the trading of which is within the exclusive jurisdiction of the CFTC (assuming for this purpose that the instruments were traded in the United States regardless of where they are actually traded), (B) which are regulated by the CFTC as futures contracts (assuming for this purpose that such instruments were traded in the United States regardless of where they are actually traded), and (C) which CME has the authority to trade under its articles, by-laws, and rules; and (2) those instruments which, as of September 24, 1997, meet all of the requirements specified in clause (1) of this definition but subsequent to September 24, 1997 fail to meet the requirements of clause (1)(A) of this definition solely because another U.S. regulatory authority (in addition to, or in substitution of, the CFTC) is given regulatory jurisdiction over such instruments.

(s)           “Option on Futures Contract” shall mean an option to purchase or sell Futures Contracts. An Option on Futures Contract shall not include a contract that satisfies both of the following criteria: (i) it was a security under the Securities Exchange Act of 1934, as amended as of December 1, 1990, and (ii) it was not an option on a future under the Commodities Exchange Act, as amended as of December 1, 1990.

(t)            “McGraw-Hill” means The McGraw-Hill Companies, Inc.

(u)           “CME” means the Chicago Mercantile Exchange Inc.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(v)           “Indexed Contracts” means (1) Futures Contracts the final settlement price of which is calculated using one or more values of an S&P stock index (including an Underlying S&P Index) and (2) Options on Futures Contracts with regard to the foregoing Futures Contracts.  This definition includes, without limitation, S&P ETF Futures Contracts and Options on Futures Contracts.  Futures Contracts based on a CBOE Amendment No. 6 Index are not Indexed Contracts for purposes of this Addendum No. 1.

(w)          “CBOE Values” means (1) prices of exchange-traded investment products of any kind or character whatsoever (including without limitation Standardized Option Contracts) that are traded on CBOE’s Markets and are based on an Underlying S&P Index; (2) values of any CBOE Amendment No. 6 Index; and (3) prices of Products that are traded on CBOE’s Markets.

(x)            “S&P Values” means values of any Underlying S&P Index or any S&P Amendment No. 6 Index.

(y)           “Derivative Index License Agreement” means that certain Derivative Index License Agreement dated as of February 24, 2009 pursuant to which the parties are establishing agreements between them with respect to certain indexes other than the Amendment No. 6 Indexes.

For the avoidance of doubt, the terms “instrument” and “financial interest,” as used in this Addendum No.1, have the same meaning.

2.             Rights of CBOE.  (a) Subject to the terms and conditions of this Addendum No. 1 and the License Agreement, S&P hereby: (i) grants to CBOE and any Affiliate of CBOE a nontransferable, worldwide license to use the Underlying S&P Indexes and S&P Amendment No. 6 Indexes, and S&P Values, to derive, maintain, publish, calculate and

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

disseminate CBOE Amendment No. 6 Indexes; (ii) acknowledges that CBOE and any Affiliate of CBOE may use CBOE Amendment No. 6 Indexes as the basis for Category I Products and Category II Products traded on CBOE’s Markets; (iii) grants CBOE and any Affiliate of CBOE a nontransferable, worldwide license to use S&P Amendment No. 6 Indexes, as the basis for Category I Products traded on CBOE’s Markets; and (iv) grants to CBOE and any Affiliate of CBOE a nontransferable, worldwide, license to use and refer to the S&P Amendment No. 6 Marks in connection with the trading, marketing and promotion of Category I Products and Category II Products authorized hereunder and with making such disclosure about such Products and the Amendment No. 6 Indexes as CBOE or any Affiliate of CBOE deems necessary or desirable under any applicable federal or state laws, rules or regulations in order to indicate the source of an Underlying S&P Index or an S&P Amendment No. 6 Index.  It is understood that the right to use any Amendment No. 6 Index as the basis for Category I Products and any CBOE Amendment No. 6 Index as the basis for Category II Products as described in this Section 2(a) covers, in addition to trading, all activities associated with the trading of such Products, such as the creation, issuance, exercise, clearance and settlement of such Products by CBOE or any Affiliate of CBOE or by any registered clearing agency or other person performing such activities on behalf of CBOE or any Affiliate of CBOE, and nothing herein shall preclude The Options Clearing Corporation (“OCC”) or any other clearing agency from performing for CBOE or any Affiliate of CBOE in relation to any Category I Product or Category II Product functions such clearing agency normally performs in the issuance, clearance, exercise and settlement of exchange-traded products similar to such Category I Product or Category II Product.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(b)           Subject to the provisions of Section 2(c), S&P agrees that during the term of the License Agreement it shall not: (i) license or otherwise expressly authorize any other person to (x) utilize S&P Values as input data for purposes of calculating values of any Volatility Index, Variance Indicator or BuyWrite Index or (y) use any of the S&P Amendment No. 6 Marks in the name of any Volatility Index, Variance Indicator or BuyWrite Index calculated by such other person; (ii) license or otherwise expressly authorize (except with the prior written consent of CBOE as described in paragraph 3(c)) the use by any other person of any Amendment No. 6 Index as the basis for any Category I Product, Category II Product, or Category IV Product; or (iii) license or otherwise expressly authorize any other person to use and refer to the S&P Amendment No. 6 Marks in connection with the trading, marketing or promotion of any Category I Product, Category II Product or Category IV Product except as authorized by Section 3(d).

(c)           If CBOE or an Affiliate of CBOE trades any options and/or futures based on a Competing Index (collectively, “Competing Products”) and the volume of Competing Products traded, measured over any calendar month, exceeds the volume of options and/or futures that constitute Category I Products and/or Category II Products by the greater of [*confidential treatment requested/material filed separately*] contracts per trading day or [*confidential treatment requested/material filed separately*] percent of the volume of such Category I Products and/or Category II Products, then: (i) CBOE shall pay S&P the fee specified in Exhibit C attached hereto for all of the trading volume in the Competing Products in excess of the trading volume in such Category I Products and/or Category II Products, or (ii) CBOE’s rights of exclusivity described in Section 2(b) shall terminate.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(d)           Subject to the terms and conditions of this Addendum No. 1 and elsewhere in the License Agreement, S&P hereby: (i) acknowledges that CBOE and any Affiliate of CBOE may use the Amendment No. 6 Indexes as the basis for Category III Products and Category IV Products and (ii) grants to CBOE and any Affiliate of CBOE a nontransferable, worldwide, license to use and refer to the S&P Amendment No. 6 Marks in connection with the trading, marketing and promotion of Category III Products and Category IV Products and with making such disclosure about such Products as CBOE or any Affiliate of CBOE deems necessary or desirable under any applicable federal or state laws, rules or regulations in order to indicate the source of an Underlying S&P Index or an S&P Amendment No. 6 Index; provided, that neither CBOE nor any Affiliate of CBOE shall make any such use of any Amendment No. 6 Index or S&P Amendment No. 6 Mark without having first obtained the prior written consent of S&P to do so.

(e)           Nothing herein shall preclude CBOE or any Affiliate of CBOE from: (i) disseminating values of the Amendment No. 6 Indexes to market data vendors and users, either directly or through the Options Price Reporting Authority (“OPRA”), the Consolidated Tape Association (“CTA”), the Consolidated Quotation System (“CQS”), or any other information processor which performs similar functions for CBOE or any Affiliate of CBOE or (ii) collecting and retaining the share of the revenues of OPRA, CTA, CQS or such other information processor from the dissemination of quotation and last sale price information on Category I Products and Category II Products to which CBOE and any Affiliate of CBOE would be otherwise entitled.  Nothing herein shall require CBOE or any Affiliate of CBOE to share with S&P any revenue that it may receive from dissemination of values of S&P Amendment No. 6 Indexes in a data feed that also includes

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

last sale prices and/or quotes with respect to Category I Products and/or Category II Products or of CBOE Amendment No. 6 Indexes.

(f)            In no event shall CBOE license or otherwise authorize any third party to use any Amendment No. 6 Index as the basis for any Product, it being understood that S&P shall have the sole right and responsibility for any such licensing (subject to Section 3 of this Addendum No. 1).  Notwithstanding the foregoing, S&P consents to CBOE having previously granted a license to Rampart Investment Management (“Rampart”) to offer, manage and distribute managed accounts for Rampart’s clients, which accounts follow an investment strategy designed to replicate the returns of the CBOE Amendment No. 6 Index known as the “CBOE S&P 500 BuyWrite Monthly Index”.  The terms of CBOE’s license to Rampart are governed by an agreement between CBOE and Rampart dated February 5, 2003, a copy of which CBOE has previously provided to S&P.  CBOE shall not amend such agreement in the future without S&P’s prior written consent.

(g)           Each party acknowledges that the scope of the rights granted to CBOE in this Addendum No. 1 with respect to the use of S&P indexes in connection with Futures Contracts and Options on Futures Contracts based on Amendment No. 6 Indexes is not broader than the scope of rights that was conferred in Original Amendment No. 6.

(h)           CBOE acknowledges that nothing in this Addendum No. 1 purports to grant to CBOE the right to use the values or prices of Indexed Contracts or other financial products offered by third parties as input data for purposes of deriving, maintaining or calculating any index, indicator or benchmark.

(i)            Except as otherwise specifically provided herein, this Addendum No. 1 shall not transfer to CBOE any right to, or interest in, any S&P Underlying Index, S&P

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

Amendment No. 6 Index, or in any copyright, trademark or proprietary right pertaining thereto.

3.             Rights of S&P.  (a)               Subject to the terms and conditions of this Addendum No. 1 and the License Agreement, CBOE hereby grants to S&P and any Affiliate of S&P a nontransferable, worldwide license to use the CBOE Amendment No. 6 Indexes and CBOE Values to derive, maintain, publish, calculate and disseminate S&P Amendment No. 6 Indexes.  CBOE agrees that during the term of the License Agreement it shall not license or expressly authorize any other person to use CBOE Amendment No. 6 Indexes or CBOE Values to derive, maintain, publish, calculate, or disseminate Amendment No. 6 Indexes.

(b)           Subject to the terms and conditions of this Addendum No. 1, CBOE hereby grants to S&P a non-transferable, worldwide, exclusive license to enter into license agreements with one or more other persons authorizing such person or persons to use (i) any CBOE Amendment No. 6 Index in connection with the issuance and sale of Category III Products and/or (ii) any CBOE Amendment No. 6 Index as a benchmark against which to measure the performance of a particular strategy or portfolio.

(c)           Subject to the terms and conditions of this Addendum No. 1, CBOE hereby grants to S&P a non-transferable, worldwide, exclusive license to enter into license agreements with one or more other persons authorizing such person or persons to use any CBOE Amendment No. 6 Index in connection with the issuance, sale, exchange-listing and trading of Category I Products, Category II Products, and Category IV Products; provided, that S&P shall not enter into any such license agreement with any person without having

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

first obtained the prior written consent of CBOE to the grant of such license by S&P to such person.

(d)           Subject to the terms and conditions of this Addendum No. 1, CBOE hereby grants to S&P a non-transferable, worldwide, exclusive license to enter into license agreements with one or more other persons authorizing such person or persons to use and refer to the CBOE Amendment No. 6 Marks in connection with the trading, marketing and promotion of  Products licensed pursuant to Sections 3(b)-(c) above, and with making such disclosure about such Products as S&P, any Affiliate of S&P, or such other persons deem necessary or desirable under any applicable federal or state laws, rules or regulations in order to indicate the source of a CBOE Amendment No. 6 Index.

(e)           CBOE acknowledges and agrees that S&P may enter into licenses of the type described in Sections 3(b)-(c) with respect to S&P Amendment No. 6 Indexes.  CBOE acknowledges and agrees that S&P may disseminate non-real time data pertaining to the Amendment No. 6 Indexes (including delayed data and databases of historical data) and that S&P shall be entitled to retain all revenues associated with same.

(f)            Except as otherwise specifically provided herein, this Addendum No. 1 shall not transfer to S&P any right to, or interest in, any CBOE Amendment No. 6 Index, or in any copyright, trademark or proprietary right pertaining thereto.

4.             Notice and Approval of an Additional Amendment No. 6 Index.

(a)           Whenever S&P conceives of a new index, indicator or benchmark that it believes would be an Amendment No. 6 Index, and would like to have such index, indicator or benchmark developed, it shall notify CBOE.  CBOE shall have fifteen (15) business days to advise S&P whether CBOE intends to develop and compile such new

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

index, indicator or benchmark, in which case it shall be a CBOE Amendment No. 6 Index.  Subject to Section 4(c) below, if CBOE declines to develop and compile such new index, indicator or benchmark, or if CBOE fails to develop and commence compiling such new index, indicator or benchmark within sixty (60) days of S&P’s notification, then S&P shall be entitled to develop and compile the new index, indicator, or benchmark, in which case it shall be an S&P Amendment No. 6 Index.

(b)           Whenever CBOE conceives of a new index, indicator or benchmark that it believes would be an Amendment No. 6 Index and that it intends to develop and compile, it shall notify S&P.

(c)           If the party receiving a notice of a new index, indicator, or benchmark pursuant to Sections 4(a)-(b) believes that the index, indicator or benchmark is substantially identical to an index, indicator or benchmark that is already an Amendment No. 6 Index, or disputes that the index, indicator or benchmark in fact constitutes an Amendment No. 6 Index, or believes that the index, indicator or benchmark may create material damage or harm to the reputation or goodwill of the party, and in any such case so notifies the other party within fifteen (15) business days, then the parties shall work together in good faith to resolve the issue as promptly as possible, and the index, indicator, or benchmark in question shall not be disseminated or used as the basis of Products until such time as the issue is resolved.  A determination of the parties that an index, indicator or benchmark in fact does not constitute an Amendment No. 6 Index shall not foreclose a possible determination by the parties that an index, indicator or benchmark constitutes a “Derivative Index” within the meaning of the Derivative Index License Agreement.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(d)           Unless notice of objection is sent pursuant to Section 4(c), then the index, indicator, or benchmark shall be deemed approved upon the expiration of the fifteen (15) business day period commencing on the date of the notice sent pursuant to Section 4(a) or 4(b).

(e)           If CBOE advises S&P pursuant to Section 4(a) that CBOE intends to develop and compile a new index, indicator or benchmark and thereafter does develop and commence compiling such index, indicator or benchmark, but neither CBOE nor any Affiliate of CBOE lists for trading Futures Contracts based on such index, indicator or benchmark within one year of the date on which CBOE commences to compile the new index, indicator or benchmark, then: (i) upon notice from S&P, CBOE shall assign its right, title and interest in and to such index, indicator or benchmark to S&P, and such index, indicator or benchmark shall thereupon become an S&P Amendment No. 6 Index, (ii) the parties shall agree on any changes in the branding of such index, indicator or benchmark, and (iii) S&P shall commence, and CBOE shall cease, to compile such new index, indicator or benchmark as of a date reasonably satisfactory to both parties.  CBOE shall execute and deliver such further agreements, instruments and other documents as S&P may reasonably request to effect or evidence any such assignment.

(f)            Notwithstanding the provisions of Section 16(d) of the License Agreement, any notice sent by either party to the other party pursuant to this Section 4 shall be sent as follows or to such other address as either party shall specify by a written notice to the other:

Notice to S&P:	Standard & Poor’s
Attn: Sid Oberoi
55 Water Street

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

New York, New York 10041-0003
Email: sid_oberoi@standardandpoors.com
Fax: (212) 438-1997

Notice to CBOE:	Chicago Board Options Exchange, Incorporated
Attn: Richard G. DuFour
400 South LaSalle
Chicago, Illinois 60605
Email: dufour@cboe.com
Fax: (312) 786-7407

5.                                       Branding.  CBOE and S&P agree that the particular Amendment No. 6 Indexes identified in Exhibit B attached hereto shall be branded in the manner described in that Exhibit and that any other Amendment No. 6 Index shall be branded in such manner as the parties agree.  Each party acknowledges that nothing in this Addendum No. 1 is intended to transfer to it any right of ownership in the other party’s trademarks (the S&P Amendment No. 6 Marks, in the case of S&P, and the CBOE Amendment No. 6 Marks, in the case of CBOE), and each party acknowledges that its use of the other party’s trademarks in the name of any particular Amendment No. 6 Index, and the goodwill associated with such use, shall inure to the benefit of the other party.  Each party agrees that it shall associate such trademark notices with the names of the Amendment No. 6 Indexes as may be agreed from time to time by the parties.

6.                                       Fees. (a)  In consideration for S&P’s agreements as set forth in Section 2 of this Addendum No. 1, CBOE shall pay to S&P: (i) license fees in connection with trading of the Products on CBOE’s Markets as specified on Exhibit C attached hereto and (ii) a portion, as described on Exhibit C, of all revenues, excluding sales, value-added and similar taxes, received by CBOE, in connection with the license from CBOE to Rampart pursuant to the arrangement described in Subsection 2(f).  CBOE shall remit to S&P all

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

fees due hereunder within forty-five (45) days of the end of each calendar quarter.  Each payment shall be accompanied by a statement setting forth the basis for its calculation.

(b)                                 In consideration for CBOE’s agreements as set forth in Section 3 of this Addendum No. 1, S&P shall pay to CBOE a portion, as described on Exhibit C, of all revenues received by S&P in connection with Product licenses granted by S&P to third parties in accordance with Section 3, excluding any sales, value-added and similar taxes.  S&P shall remit to CBOE all fees due hereunder within forty-five (45) days of the end of each calendar quarter.  Each payment shall be accompanied by a statement setting forth the basis for its calculation.

7.                                       Term, Termination and Post-Termination.  (a)  The term of this Addendum No. 1 shall be commensurate with the term of the License Agreement, and shall terminate automatically upon any termination or expiration of the License Agreement.

(b)                                 Following any termination or expiration of the License Agreement, CBOE may continue to calculate CBOE Amendment No. 6 Indexes, and CBOE and its Affiliates may continue to list any Products based on Amendment No. 6 Indexes authorized under this Addendum No. 1, for so long as CBOE is authorized to trade Standardized Options Contracts based on the Underlying S&P Indexes pursuant to the License Agreement.  CBOE’s obligations to make any payment to S&P with respect to any such Products shall continue during the period in which such Products continue to be traded, and CBOE may continue to use the S&P Amendment No. 6 Marks as permitted in this Addendum No. 1 in connection with any such Products during the period for which trading is authorized hereunder.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(c)                                  If S&P discontinues calculation and dissemination of any Underlying S&P Index pursuant to Section 6(c) of the License Agreement and CBOE continues to calculate and disseminate a CBOE Amendment No. 6 Index that had been based directly or indirectly on the discontinued Underlying S&P Index, CBOE shall alter the name of the CBOE Amendment No. 6 Index to exclude the name of the discontinued Underlying S&P Index and shall prominently disclaim any relationship with S&P in respect to Products overlying such CBOE Amendment No. 6 Index.

(d)                                 S&P shall have the right, in its sole discretion, to discontinue calculation and dissemination of any of the S&P Amendment No. 6 Indexes, and to terminate the license granted to CBOE hereunder with respect to Products that depend, directly or indirectly, upon the existence of such Index; provided, however, that S&P shall give CBOE at least twelve (12) months’ written notice prior to such discontinuance and shall extend such license beyond the stated termination date for the listing of such Products with expiration dates listed within the twelve (12) month notice period and in expiration months already listed at the time the notice was received.  Notwithstanding the foregoing, in no event will such license be extended for more than thirty (30) months beyond the termination date stated in such termination notice.  CBOE’s obligations to make any payment to S&P with respect to any such Products shall continue during the period in which such Products continue to be traded, and CBOE may continue to use the S&P Marks in connection with any such Products during the period for which trading is authorized hereunder.

(e)                                  CBOE shall have the right, in its sole discretion, to discontinue calculation and dissemination of any of the CBOE Amendment No. 6 Indexes, and to terminate the

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

license granted to S&P hereunder with respect to Products that depend, directly or indirectly, upon the existence of such Index; provided, however, that CBOE shall give S&P at least thirteen (13) months’ written notice prior to such discontinuance.  Subject to the foregoing, any license of an Amendment No. 6 Index granted by S&P in accordance with Section 3(b) or 3(c) of this Addendum No. 1 (or previously granted by S&P in accordance with Section 3(a) or 3(b) of Original Amendment No. 6) may remain in effect in accordance with its terms notwithstanding any termination of the License Agreement, either in its entirety or with respect to such Amendment No. 6 Index, for any reason; it being understood that S&P shall not renew or extend the term of such license after the termination of the License Agreement and that S&P shall continue to pay fees to CBOE pursuant to Section 6 notwithstanding any termination of the License Agreement if and to the extent that it receives fees pursuant to such license.

(f)                                    CBOE acknowledges and agrees that upon termination for any reason of the license to use an Underlying S&P Index or S&P Amendment No. 6 Index described in Section 2(a), except as provided with respect to an Underlying S&P Index in Section 7 of the License Agreement, CBOE shall have no contractual right hereunder to use such Underlying S&P Index or S&P Amendment No. 6 Index, or values thereof, for purposes of deriving, maintaining, publishing, calculating or disseminating CBOE Amendment No. 6 Indexes.

(g)                                 S&P acknowledges and agrees that upon termination for any reason of the license to use a CBOE Amendment No. 6 Index or any CBOE Values described in Section 3(a), subject to Section 7(e), S&P shall have no contractual right hereunder to use such

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

CBOE Amendment No. 6 Index or CBOE Values for purposes of deriving, maintaining, publishing, calculating or disseminating any S&P Amendment No. 6 Index.

(h)                                 If S&P conceives of a new index, indicator or benchmark that it believes would be an Amendment No. 6 Index, and CBOE develops and compiles the new index, indicator or benchmark as a CBOE Amendment No. 6 Index pursuant to Section 4, and provided that no CBOE Values are used as input values, then, at the request of S&P, CBOE shall, effective upon any termination or expiration of the License Agreement or any discontinuation of calculation and dissemination by CBOE of such CBOE Amendment No. 6 Index, assign its ownership rights in such CBOE Amendment No. 6 Index (but not in any CBOE Amendment No. 6 Marks that may have been used by CBOE in association with such CBOE Amendment No. 6 Index) to S&P.  Any such transfer shall include the grant of a license to use any methodologies used by CBOE with respect to the compilation of such CBOE Amendment No. 6 Index.  In the event of any such request from S&P, CBOE shall execute and deliver any documents that S&P may reasonably request to evidence such transfer.

(i)                                     In the event that: (i) CBOE’s rights of exclusivity described in Section 2(b) with respect to Amendment No. 6 Indexes are terminated pursuant to Section 2(c) and S&P subsequently grants a license to one or more other persons permitting such other person or persons to utilize values of the Underlying S&P Indexes as input data for purposes of calculating values of Amendment No. 6 Indexes and/or to use and refer to the S&P Amendment No. 6 Marks in connection with the trading, marketing or promotion of any Category I Product  or Category II Product based on Amendment No. 6 Indexes, and (ii) CBOE’s share of the total market in Category I Products and Category II Products based

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

on the Amendment No. 6 Indexes, measured over any period of twelve consecutive calendar months, falls to less than [*confidential treatment requested/material filed separately*] percent, then S&P shall have the right to terminate the licenses granted to CBOE in Section 2(a) with respect to Amendment No. 6 Indexes; provided, in the event of such a termination, that CBOE and any Affiliate of CBOE shall have the right to continue to list Products based on such Amendment No. 6 Indexes outstanding on the date of the termination, and to list additional Products based on such Amendment No. 6 Indexes in expiration months already listed on the date of the termination and in the two near-term expiration months until expiration of Products based on each such Amendment No. 6 Index in the last expiration month already listed on the date of such termination.

(j)                                     The provisions of Sections 7(b)-(i) of this Addendum No. 1 shall survive any termination of the License Agreement.

8.                                       Ownership.  (a)  In addition to the acknowledgements set forth in Sections 3(j) and 11(a) of the License Agreement, and subject to S&P’s acknowledgement set forth in Section 7(g) of this Addendum No. 1, CBOE acknowledges that: (i) the S&P Amendment No. 6 Indexes and the S&P Amendment No. 6 Marks are the exclusive property of S&P, (ii) the S&P Amendment No. 6 Indexes and their compilation and composition are in the exclusive control, and changes thereof are in the exclusive discretion, of S&P, and (iii) the S&P Amendment No. 6 Indexes  and S&P Amendment No. 6 Marks are valuable assets of S&P.  These acknowledgments are made only with respect to the S&P Amendment No. 6 Marks and each S&P Amendment No. 6 Index itself, and not with respect to any ownership rights in any CBOE Values that may be used as

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

input values for, or CBOE methodology that may be used to calculate, such S&P Amendment No. 6 Index.

(b)                                 Subject to CBOE’s acknowledgement as set forth in Section 7(f) of this Addendum No. 1, S&P acknowledges that: (i) the CBOE Amendment No. 6 Indexes and the CBOE Amendment No. 6 Marks are the exclusive property of CBOE, (ii) the CBOE Amendment No. 6 Indexes and their compilation and composition are in the exclusive control, and changes thereof are in the exclusive discretion, of CBOE, and (iii) the CBOE Amendment No. 6 Indexes and CBOE Amendment No. 6 Marks are valuable assets of CBOE.  These acknowledgments are made only with respect to the CBOE Amendment No. 6 Marks and each CBOE Amendment No. 6 Index itself, and not with respect to any ownership rights in any S&P Values that may be used as input values for, or S&P methodology that may be used to calculate, such CBOE Amendment No. 6 Index.

9.                                       Obligations with Respect to Calculation.

(a)                                  CBOE shall promptly correct or instruct its agent to correct, on a going-forward basis, any mathematical errors made in its computations of CBOE Amendment No. 6 Indexes which are discovered by CBOE or brought to its attention, provided that nothing in this Section shall give S&P the right to exercise any judgment or require any changes with respect to CBOE’s method of composing, calculating or determining such CBOE Amendment No. 6 Indexes; and, provided further, that nothing herein shall be deemed to modify the provisions of Section 10 of this Addendum No. 1.

(b)                                 S&P shall promptly correct or instruct its agent to correct, on a going-forward basis, any mathematical errors made in its computations of S&P Amendment No. 6 Indexes which are discovered by S&P or brought to its attention, provided that nothing in

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

this Section shall give CBOE the right to exercise any judgment or require any changes with respect to S&P’s method of composing, calculating or determining such S&P Amendment No. 6 Indexes; and, provided further, that nothing herein shall be deemed to modify the provisions of Section 10 of this Addendum No. 1.

10.                                 Warranties; Disclaimers.

(a)                                  S&P represents and warrants that S&P has the right to license CBOE to use the S&P Amendment No. 6 Marks, the S&P Underlying Indexes, and the S&P Amendment No. 6 Indexes as provided in this Addendum No. 1.

(b)                                 CBOE represents and warrants that CBOE has the right to license S&P to use the CBOE Amendment No. 6 Marks and the CBOE Amendment No. 6 Indexes as provided in this Addendum No. 1.

(c)                                  CBOE acknowledges that no Products that are listed or traded on any of CBOE’s Markets are or are to be deemed sponsored, endorsed, sold or promoted by S&P.  S&P’s only relationship to CBOE with respect to any such Products, if any, is the licensing to CBOE of S&P Amendment No. 6 Marks and either the S&P Underlying Index enabling CBOE to calculate any CBOE Amendment No. 6 Index underlying such Products or the S&P Amendment No. 6 Index underlying such Products.  S&P has no obligation to take the needs of persons having an interest in any such Products into consideration in determining, composing or calculating any S&P Underlying Index or S&P Amendment No. 6 Index.  S&P has no obligation or liability in connection with the administration, marketing or trading of any such Products.

S&P SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF S&P UNDERLYING INDEXES AND S&P AMENDMENT

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

NO. 6 INDEXES FROM SOURCES WHICH S&P CONSIDERS RELIABLE, BUT S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P UNDERLYING INDEXES AND S&P AMENDMENT NO. 6 INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P UNDERLYING INDEXES AND S&P AMENDMENT NO. 6 INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF ANY PRODUCTS, OR FOR ANY OTHER USE.  S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P UNDERLYING INDEXES AND S&P AMENDMENT NO. 6 INDEXES OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, EXCEPT WITH RESPECT TO A CLAIM THAT IS SUBJECT TO SECTION 15 OF THIS ADDENDUM NO. 1, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF THIS ADDENDUM NO. 1.

(d)                                 S&P acknowledges that no Products offered by a licensed third-party are or are to be deemed sponsored, endorsed, sold or promoted by CBOE.  CBOE’s only relationship to S&P with respect to any such Products, if any, is the licensing of the CBOE Amendment No. 6 Indexes and the CBOE Amendment No. 6 Marks.  CBOE has no

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

obligation to take the needs of persons having an interest in any such Products into consideration in determining, composing or calculating the CBOE Amendment No. 6 Indexes.  CBOE has no obligation or liability in connection with the administration, marketing or trading of any such Products.

CBOE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE CBOE AMENDMENT NO. 6 INDEXES FROM SOURCES WHICH CBOE CONSIDERS RELIABLE, BUT CBOE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CBOE AMENDMENT NO. 6 INDEXES OR ANY DATA INCLUDED THEREIN AND CBOE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  CBOE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY PERSON OR ANY ENTITY FROM THE USE OF THE CBOE AMENDMENT NO. 6 INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF ANY PRODUCTS IN RESPECT OF WHICH CBOE GRANTS ANY LICENSE TO USE ANY OF THE AMENDMENT NO. 6 INDEXES, OR FOR ANY OTHER USE.  CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CBOE AMENDMENT NO. 6 INDEXES OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, EXCEPT WITH RESPECT TO A CLAIM THAT IS SUBJECT TO SECTION 15 OF THIS ADDENDUM NO. 1, IN NO EVENT SHALL CBOE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF THIS ADDENDUM NO. 1.

(e)           S&P shall cause the disclaimer language set forth in Section 10(d), or language substantially to the same effect that is reasonably satisfactory to CBOE (which may be language also disclaiming liability on behalf of S&P), to be included in any license agreement pursuant to which S&P grants any third party a license to use any CBOE Amendment No. 6 Index for any purpose, and shall, in any such license agreement, include a requirement that the licensee include the disclaimer language set forth in Section 10(d), or language substantially to the same effect that is reasonably satisfactory to CBOE (which may be language also disclaiming liability on behalf of S&P), in any informational materials pertaining to the purpose for which the licensee intends to use the CBOE Amendment No. 6 Index.  (In any such disclaimer language, S&P shall replace, and shall cause the licensee to replace, the references to “CBOE Amendment No. 6 Indexes” in Section 10(d) with references to the particular CBOE Amendment No. 6 Index that is, or CBOE Amendment No. 6 Indexes that are, being licensed.)

(f)            The provisions of this Section 10 of this Addendum No. 1 shall survive any termination of the License Agreement.

11.           CBOE Obligations.

(a)           CBOE shall use its best efforts to protect the goodwill and reputation of S&P and of the S&P Amendment No. 6 Marks in connection with their use under this Addendum No. 1.  CBOE shall maintain high standards of fairness and truthfulness in, and to the extent practicable, shall allow S&P to review and approve all CBOE advertisements,

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

brochures, promotional and information materials relating to or referring to any of the Amendment No. 6 Indexes or Products.  S&P shall treat such promotional or information materials furnished by CBOE for S&P’s preview as confidential pursuant to Section 11(b) of the License Agreement.

(b)           As between the parties, CBOE shall be responsible for conducting and paying for promotional and educational efforts in connection with the marketing and trading of Products traded on CBOE’s Markets, and S&P shall not be required to bear any of the costs thereof.

(c)           CBOE shall use its best efforts to comply with the federal securities laws and the rules of the CBOE and OCC insofar as those laws and rules relate to trading of the Products traded on CBOE’s Markets.  CBOE shall take reasonable steps to ensure that the trading of Products on CBOE’s Markets is carried out in accordance with high ethical and legal standards.  Subject to paragraphs 8(e) and 8(f) of the License Agreement, S&P shall have no obligation or liability in connection therewith.  This provision is intended solely for the benefit of the parties hereto and not for the benefit of third parties.

(d)           CBOE shall use and disseminate the Amendment No. 6 Indexes, and the S&P Amendment No. 6 Marks as used in respect thereto, only in compliance with the terms and conditions of this Addendum No. 1 to ensure that S&P’s rights in the S&P Amendment No. 6 Marks, the Underlying S&P Indexes and the S&P Amendment No. 6 Indexes are in no way diminished and/or jeopardized and shall use its best efforts to assure that the public is in no way confused or misled as to such rights.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

12.           S&P Obligations.

(a)           S&P shall use its best efforts to protect the goodwill and reputation of CBOE and of the CBOE Amendment No. 6 Marks in connection with their use under this Addendum No. 1.  S&P shall maintain high standards of fairness and truthfulness in, and to the extent practicable, shall allow CBOE to review and approve all S&P advertisements, brochures, promotional and information materials relating to or referring to any of the Amendment No. 6 Indexes or Products.  CBOE shall treat such promotional or information materials furnished by S&P for CBOE’s preview as confidential pursuant to Section 11(b) of the License Agreement.

(b)           S&P shall use and disseminate the Amendment No. 6 Indexes, and the CBOE Amendment No. 6 Marks as used in respect thereto, only in compliance with the terms and conditions of this Addendum No. 1 to ensure that CBOE’s rights in the CBOE Amendment No. 6 Marks and the CBOE Amendment No. 6 Indexes are in no way diminished and/or jeopardized and shall use its best efforts to assure that the public is in no way confused or misled as to such rights.

13.           Protection of Value of Rights Granted in this Addendum No. 1.

(a)           In the event S&P is notified by CBOE or otherwise becomes aware that the S&P Amendment No. 6 Indexes are to be, or have been, used by any person without the prior written consent of S&P in a manner inconsistent with this Addendum No. 1, S&P may determine at its sole discretion whether or not to take action to terminate such use of the S&P Amendment No. 6 Indexes, including initiating litigation against such person.  The parties shall confer in good faith regarding any such action and the sharing of any expenses in connection therewith.  CBOE shall reasonably cooperate with S&P in connection with any such action.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

(b)           In the event CBOE is notified by S&P or otherwise becomes aware that the CBOE Amendment No. 6 Marks or CBOE Amendment No. 6 Indexes are to be, or have been, used by any person without the prior written consent of CBOE in a manner inconsistent with this Addendum No. 1, CBOE may determine at its sole discretion whether or not to take action to terminate such use of the CBOE Amendment No. 6 Marks or CBOE Amendment No. 6 Indexes, including initiating litigation against such person.  The parties shall confer in good faith regarding any such action and the sharing of any expenses in connection therewith.  S&P shall reasonably cooperate with CBOE in connection with any such action.

14.           Injunctive Relief.

(a)           In the event of a material breach by CBOE of Section 11(d) of this Addendum No. 1, CBOE acknowledges that S&P shall be entitled to preliminary and permanent injunctive relief to enforce the provisions hereof, but nothing herein shall preclude S&P from pursuing any action or other remedy for any breach or threatened breach of this Addendum No. 1, all of which shall be cumulative.

(b)           In the event of a material breach by S&P of Section 12(b) of this Addendum No. 1, S&P acknowledges that CBOE shall be entitled to preliminary and permanent injunctive relief to enforce the provisions hereof, but nothing herein shall preclude CBOE from pursuing any action or other remedy for any breach or threatened breach of this Addendum No. 1, all of which shall be cumulative.

15.           Indemnification.

(a)           Except as provided in Section (b) below, CBOE shall indemnify and hold harmless S&P and its affiliates (including McGraw-Hill) and their officers, directors,

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

employees and agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) as a result of any claim, action or proceeding instituted after the Effective Date that arises out of or relates to (i) a breach by CBOE of its representations, warranties and agreements hereunder), (ii) the CBOE Amendment No. 6 Indexes or (iii) the Products traded on CBOE’s Markets; provided, however, that S&P notifies CBOE promptly of any such claim, action or proceeding.  CBOE shall periodically reimburse S&P for its expenses incurred under this Section.  S&P shall have the right, at its own expense (including fees for its own attorneys, if any), to participate in the defense of any claim, action or proceeding against which it is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any such claim, action or proceeding without the written consent of CBOE without waiving the indemnity hereunder.  CBOE, in the defense of any such claim, action or proceeding, except with the written consent of S&P, shall not consent to entry of any judgment or enter into any settlement which either (i) does not include, as an unconditional term, the grant by the claimant to S&P of a release of all liabilities in respect of such claims or (ii) otherwise adversely affects the rights of S&P.

(b)           CBOE shall not indemnify or hold harmless S&P, its affiliates and their officers, directors, employees or agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys’ fees and experts’ fees) as a result of any claim, action or proceeding that arises out of or relates to (i) the willful or intentional misconduct or reckless or grossly negligent conduct of any of S&P’s officers, directors, employees or agents, (ii) miscalculation or errors in an Underlying S&P Index or S&P Amendment No. 6 Index or any data included therein originated by S&P or its agents

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

acting within the scope of their authority or (iii) any breach by S&P of its representations, warranties or agreements made in this Agreement.

(c)           Except as provided in Section (d) below, S&P shall indemnify and hold harmless CBOE and its affiliates and their officers, directors, employees and agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) as a result of any claim, action or proceeding instituted after the Effective Date that arises out of or relates to (i) a breach by S&P of its representations, warranties and agreements hereunder or (ii) the S&P Amendment No. 6 Indexes; provided, however, that CBOE notifies S&P promptly of any such claim, action or proceeding.  S&P shall periodically reimburse CBOE for its expenses incurred under this Section.  CBOE shall have the right, at its own expense (including fees for its own attorneys, if any), to participate in the defense of any claim, action or proceeding against which it is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any such claim, action or proceeding without the written consent of S&P without waiving the indemnity hereunder.  S&P, in the defense of any such claim, action or proceeding, except with the written consent of CBOE, shall not consent to entry of any judgment or enter into any settlement which either (i) does not include, as an unconditional term, the grant by the claimant to CBOE of a release of all liabilities in respect of such claims or (ii) otherwise adversely affects the rights of CBOE.

(d)           S&P shall not indemnify or hold harmless CBOE, its affiliates and their officers, directors, employees or agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys’ fees and experts’ fees) as a result of any claim, action or proceeding that arises out of or relates to (i) the willful or intentional

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

misconduct or reckless or grossly negligent conduct of any of CBOE’s officers, directors, employees or agents, (ii) miscalculation or errors in a CBOE Amendment No. 6 Index or any data included therein originated by CBOE or its agents acting within the scope of their authority or (iii) any breach by CBOE of its representations, warranties or agreements made in this Agreement.

(e)           These indemnification provisions are solely for the benefit of S&P and CBOE and are not intended to, and do not, create any rights or causes of actions on behalf of any third party; provided, however, that, notwithstanding Section 16(b) of the License Agreement, the provisions of this Section 15 are intended to, and shall, confer rights and remedies on the respective related persons expressly referred to in this Section 15 as and to the extent stated in this Section 15.

16.           Relationship to License Agreement.  In the event of any conflict between the terms of this Addendum No. 1 and the terms of any other part of the License Agreement with respect to the subject matter of this Addendum No. 1, the terms of this Addendum No. 1 shall supersede the terms of such other part with respect to the subject matter of this Addendum No. 1.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

(to Addendum No. 1)

CATEGORIES OF PRODUCTS

A.                                   Category I Products.  The following Products are Category I Products:

Standardized Option Contracts

B.                                     Category II Products. The following Products are Category II Products:

Futures Contracts

Options on Futures Contracts.

C.                                     Category III Products.  Any Product within any of the following categories:

I.                                         OTC (non-exchange traded) and privately placed  investment products

A.                                   Any OTC (non exchange traded) option on any Amendment No. 6 Index and having the following characteristics:

1. The option is a customized over-the-counter put or call option whose terms are subject to negotiation between the parties;

2. The option is not issued by or cleared by The Options Clearing Corporation or a similar entity; and

3. The option is not traded on an Organized Securities Market (as defined in the License Agreement).

B.                                     Any Privately Placed Debt Obligation (“Privately Placed Debt”), including notes, bonds, debentures, guaranteed investment contracts, and commercial paper (whether or not evidenced by a certificate or instrument) where the principal of, or interest payable on, such debt obligation, or both, is linked to an Amendment No. 6 Index and such debt obligation is privately placed and not traded on an Organized Securities Market.

C.                                     Any Swap Agreement (“Swap”) which involves the exchange of cash flows, one or more of which is linked to an Amendment No. 6 Index; provided, however, that the Swap (1) has individually tailored terms; (2) does not involve exchange style offset; (3) does not involve a clearing organization or margin system; (4) is undertaken in conjunction with a line of business; (5) is not marketed to the public; and (6) is entered into and terminated (whether by sale, assignment, or otherwise) based upon private negotiations.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

D.                                    Any open-end investment company whose investment objective is to track the price and yield performance of an Amendment No. 6 Index and that is not listed or traded on an Organized Securities Market.

II.                                     Public Debt Obligations.  Debt Obligations, including notes, bonds, debentures, guaranteed investment contracts, and commercial paper (whether or not evidenced by a certificate or instrument) where the principal of, or interest payable on, such debt obligations, or both, is linked to an Amendment No. 6 Index, that are listed and traded on any Organized Securities Market, but excluding ETNs (as defined below).

III.                                 Non-U.S. Dollar- Denominated Indexed Warrants.   Indexed instruments that, in exchange only for the payment to or on behalf of the issuer of a non refundable cash premium, give the holder the limited right to acquire from the issuer an amount of cash representing the value of the index above or below a stated level, until a stated expiration date; provided that such instruments are denominated in a currency other than U.S. dollars and do not consist of put or call options that are issued or cleared by The Options Clearing Corporation or a similar entity or that involve issuance of a new option each time there is a trade in which an option is acquired by a holder.

D.                                    Category IV Products.  Any Product that is not a Category I Product , a Category II Product or a Category III Product, including:

Exchange-traded funds (“ETFs”).

Any exchange-traded debt securities the performance of which are linked, substantially in their entirety, to the performance of an Amendment No. 6 Index (“Exchange-traded notes” or “ETNs”)

U.S. Dollar-Denominated Indexed Warrants.  (Indexed warrants conforming to the description in Section B(III) above except that they are denominated in U.S. Dollars.)

The parties acknowledge that if S&P enters into a license agreement with another person authorizing such other person to use an Amendment No. 6 Index in connection with the issuance of Category IV Products or exchange traded Category III Products overlying the Amendment No. 6 Index, nothing in this Addendum No. 1 or the Agreement prohibits CBOE from activities in relation to such Products that do not require a license from S&P under applicable law, including without limitation providing a market for exchange-traded options on ETFs or for the secondary trading of ETFs, and CBOE shall have no obligation to pay fees to S&P with respect to such trading.

2

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

EXHIBIT B

(to Addendum No. 1)

BRANDING OF PARTICULAR AMENDMENT NO. 6 INDEXES

1.                                       CBOE Amendment No. 6 Indexes.  The following CBOE Amendment No. 6 Indexes shall be branded as follows:

The Volatility Index based on Standardized Options Contracts on the S&P 500 that measures one-month implied volatility (i.e., VIX) will be branded as the “CBOE Volatility Index.”

The Volatility Index based on Standardized Options Contracts on the S&P 500 that measures three-month implied volatility will be branded as the “CBOE S&P 500 3-Month Volatility Index” (acronym VXV).

The Volatility Index based on the S&P 100 and Standardized Options Contracts on the S&P 100 will be branded as the “CBOE S&P 100 Volatility Index” (acronym VXO).

Any Variance Indicator consisting of a series of realized variance values based on the S&P 500 will be branded as a “CBOE S&P 500 Realized Variance Indicator.”

Any Variance Indicator consisting of a series of realized variance values based on the S&P 100 will be branded as a “CBOE S&P 100 Realized Variance Indicator.”

Any Variance Indicator consisting of a series of implied variance values based on the S&P 500 and/or Standardized Options Contracts on the S&P 500 will be branded as a “CBOE S&P 500 Implied Variance Indicator.”

Any Variance Indicator consisting of a series of implied variance values based on the S&P 100 and/or Standardized Options Contracts on the S&P 100 will be branded as a “CBOE S&P 100 Implied Variance Indicator.”

The BuyWrite Index based on values of the S&P 500 Index and values of Standardized Option Contracts on the S&P 500 Index with an exercise price just above the prevailing index level (i.e., slightly out of the money) will be branded as the “CBOE S&P 500 BuyWrite Index” (acronym BXM)

The BuyWrite Index based on values of the S&P 500 Index and values of Standardized Option Contracts on the S&P 500 Index that are 2% out-of-the-money will be branded as the “CBOE S&P 500 2% OTM BuyWrite Index” (acronym BXY).

2.                                       S&P Amendment No. 6 Indexes.  The following S&P Amendment No. 6 Indexes shall be branded as follows:

3

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

[descriptions may be inserted]

4

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by the phrase “[*confidential treatment requested/material filed separately*]”, and the omitted text has been filed separately with the Securities and Exchange Commission.

EXHIBIT C

(to Addendum No. 1)

FEES

1.                                       Pursuant to Section 6(a) of this Addendum No. 1, CBOE shall pay fees to S&P computed as follows:

[*confidential treatment requested/material filed separately*]

2.                                       Pursuant to Section 6(b) of this Addendum No. 1, S&P shall pay fees to CBOE computed as follows:

[*confidential treatment requested/material filed separately*]

The parties acknowledge and agree that the Fee Schedule set forth in this Exhibit C shall have effect from and after July 1, 2007.

The parties agree that the terms upon which License Fees are calculated pursuant to this Exhibit C shall be considered confidential information of each party for purposes of Subsection 11(b) of the License Agreement.